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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 17, 2000

                CHASE MANHATTAN BANK - FIRST UNION NATIONAL BANK
                            COMMERCIAL MORTGAGE TRUST

       -------------------------------------------------------------------
                           (Exact Name of Registrant)


      New York                         333-05271                13-3728743
----------------------------    ------------------------       -------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



             380 Madison Avenue, New York                     10017-2951
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (212) 622-3510

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Item 5.  Other Events:


         On or about 3/17/2000, Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 1999-1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Trustee's Report to Certificateholders with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).      Exhibits

                Exhibits          Description
                --------          ------------

                20.1 Monthly Reports with respect to the March 17, 2000 distribution

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 5, 2000

                                          Chase Commercial Mortgage
                                          Securities Corp.


                                          By:  /s/ Martin A. Friedman
                                          ---------------------------
                                          Name: Martin A. Friedman
                                          Title: Assistant Vice President

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                                          INDEX TO EXHIBITS
                                          ----------------------------

Exhibit No.                               Description

---------------                           -----------------
20.1                                      Monthly Reports with respect to the
                                          distribution to certificateholders on
                                          March 17, 2000.